UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2015

GME Innotainment, Inc.
(Exact name of registrant as specified in charter)

Florida	000-54446	59-2318378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, 19/F, Kodak House 2, Java Road, North Point, Hong Kong
(Address of Principal Executive Offices)

(852) 3543-1208
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Public Accountant:

a.

On June 22, 2015, the Company was informed that our registered independent public accountant, DKM Certified Public Accountants of Clearwater Florida (“DKM”), will be withdrawing from work before the Securities and Exchange Commission (“SEC”).

b.

DKM had audited the years ending December 31, 2013 and 2014 and reviewed the financial statements of the quarterly periods ended March 31, 2014 through March 31, 2015.  The financial statements for the year ended December 31, 2012 were audited by others. The reports for the years ended December 31, 2013 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the audit firm, commencing March 26, 2014 through June 22, 2015, including the annual statements for December 31, 2013 and 2014 and the quarterly statement for March 31, 2015, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements. Through the interim period ending June 22, 2015 (the date of DKM’s letter announcing its withdrawal from work before the SEC), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized DKM to respond fully to the inquiries of the successor accountant

e.

During the years ending December 31, 2013 and 2014 and the interim period through June 22, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Report and requested that DKM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Public Accountant:

a.

On July 24, 2015, the Company engaged Stevenson & Company CPAS LLC (“Stevenson”), of Tampa, FL, as its new registered independent public accountant. During the years ended December 31, 2013 and 2014 and prior to July 24, 2015 (the date of the new engagement), we did not consult with Stevenson regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Stevenson, in either case where written or oral advice provided by Stevenson would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from DKM Certified Public Accountants, dated July 27, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT CHINA MANIA HOLDINGS, INC.

Date: July 29, 2015	By:	/s/ Kwong Kwan Yin Roy
Kwong Kwan Yin Roy
Chief Executive Officer and Director

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